Supplement to the
Fidelity® Strategic Income Fund
March 1, 2017
Prospectus

William Irving no longer serves as co-manager of the fund.

Joanna Bewick no longer serves as co-lead portfolio manager of the fund.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Ford O'Neil (co-lead portfolio manager) has managed the fund since June 2012.

Adam Kramer (co-lead portfolio manager) has managed the fund since July 2017.

Mark Notkin (co-manager) has managed the fund since April 1999.

Jonathan Kelly (co-manager) has managed the fund since April 2002.

David Simner (co-manager) has managed the fund since July 2007.

Franco Castagliuolo (co-manager) has managed the fund since December 2009.

Sean Corcoran (co-manager) has managed the fund since December 2017.

The following information replaces the biographical information for William Irving found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Sean Corcoran is co-manager of the fund, which he has managed since December 2017. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Corcoran has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Joanna Bewick found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Adam Kramer is co-lead portfolio manager of the fund, which he has managed since July 2017. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Kramer has worked as a research analyst, a portfolio assistant, and a portfolio manager.

FSN-17-02 1.479520.131	December 8, 2017